                                                                   Exhibit 10.44

                        SUMMARY OF DIRECTOR COMPENSATION
                                       OF
                            AMERIGAS PROPANE, INC.,
                               General Partner of
                             AMERIGAS PARTNERS, L.P.


                                                    August 1, 2005
                                                   (Annualized Rate)
Annual retainer for non-management directors             $55,000
Additional annual retainer for Audit
Committee members (other than the Chairman)               10,000
Additional annual retainer for Audit
Committee Chairman                                        15,000

The Directors are also offered employee rates on propane purchases. The General Partner reimburses directors for expenses incurred by them (such as travel expenses) in serving on the Board and Committees. The General Partner determines all expenses allocable to the Partnership, including expenses allocable to the services of directors.